Premise Capital Diversified Tactical ETF
Schedule of Investments
December 31, 2021 (Unaudited)
Shares		Security Description	Value
		EXCHANGE-TRADED FUNDS - 99.7%
		Emerging Market Equity - 0.9%
6,451		iShares Core MSCI Emerging Markets ETF	$386,157
		High Yield Bonds - 2.8%
29,492		Xtrackers USD High Yield Corporate Bond ETF	1,174,961
		Inflation Protected Bonds - 1.9%
6,116		iShares TIPS Bond ETF	790,187
		International Equity - 12.6%
64,214		iShares Core MSCI EAFE ETF	4,792,933
10,454		SPDR S&P International Small Cap ETF	394,848
			5,187,781
		U.S. Equity - 63.0%
18,798		Communication Services Select Sector SPDR Fund	1,460,229
10,034		Consumer Discretionary Select Sector SPDR Fund	2,051,351
12,549		Consumer Staples Select Sector SPDR Fund	967,653
5,408		Energy Select Sector SPDR Fund	300,144
40,475		Financial Select Sector SPDR Fund	1,580,549
14,276		Health Care Select Sector SPDR Fund	2,011,346
11,198		Industrial Select Sector SPDR Fund	1,184,860
21,384		iShares Core S&P Small-Cap ETF	2,448,682
3,462		Materials Select Sector SPDR Fund	313,692
6,796		Real Estate Select Sector SPDR Fund	352,101
15,403		SPDR S&P 500 ETF Trust	7,315,809
2,427		SPDR S&P MidCap 400 ETF Trust	1,256,409
25,005		Technology Select Sector SPDR Fund	4,347,619
4,869		Utilities Select Sector SPDR Fund	348,523
			25,938,967
		U.S. Fixed Income - 5.7%
20,478		iShares Core U.S. Aggregate Bond ETF	2,336,130
		U.S. Treasury Bonds - 12.8%
57,054		iShares 1-3 Year Treasury Bond ETF	4,880,399
2,700		iShares 20+ Year Treasury Bond ETF	400,113
			5,280,512
		TOTAL EXCHANGE-TRADED FUNDS (Cost $34,567,828)	41,094,695

		SHORT-TERM INVESTMENTS - 1.1%
457,283		First American Government Obligations Fund, Class X, 0.03% (a)	457,283
		TOTAL SHORT-TERM INVESTMENTS (Cost $457,283)	457,283
		TOTAL INVESTMENTS - 100.8% (Cost $35,025,111)	41,551,978
		Liabilities in Excess of Other Assets - (0.8)%	(346,874)
		NET ASSETS - 100.0%	$41,205,104

		Percentages are stated as a percent of net assets.
		The Fund’s security classifications are defined by the Fund Adviser.
	(a)	Rate shown is the annualized seven-day yield as of December 31, 2021.

Summary of Fair Value Disclosure at December 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$41,094,695	$-	$-	$41,094,695
Short-Term Investments	457,283	-	-	457,283
Total Investments in Securities	$41,551,978	$-	$-	$41,551,978

^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended December 31, 2021, the Fund did not recognize any transfers to or from Level 3.